                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  THE FIRST ISRAEL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       MICHAEL A. PIGNATARO
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        capital stock, par value $.001 per share
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        5,012,294.63
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE FIRST ISRAEL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 16, 1996
                               -----------------

TO THE SHAREHOLDERS OF
  THE FIRST ISRAEL FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The First Israel Fund, Inc. (the "Fund") will be held in the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Tuesday, January 16, 1996 commencing at 10:00 a.m., for the following purposes:

        (1) To elect two (2) directors of the Fund.

        (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

        (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

    The close of business on December 1, 1995 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about December 11, 1995.

                                          By order of the Board of Directors,

                                                          [LOGO]
                                                   MICHAEL A. PIGNATARO
                                                        SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: December 11, 1995
New York, New York

                          THE FIRST ISRAEL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                              ON JANUARY 16, 1996
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 on Tuesday, January 16, 1996 commencing at 10:00 a.m. and at any adjournments thereof (collectively, the "Meeting"). A
Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund and BEA Associates ("BEA"), the investment adviser to the Fund, and Bear Stearns Funds Management Inc., administrator of the Fund (the "Administrator"). The Fund also has retained MacKenzie Partners, Inc. ("MacKenzie") for proxy solicitation services in accordance with its customary agreement. MacKenzie will solicit Proxies from individuals, brokers, bank nominees and other institutional holders. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. See "Additional Information -- Solicitation Expenses." This Proxy Statement is expected to be mailed to shareholders on or about December 11, 1995.

    The Fund will furnish without charge a copy of its most recent annual and semi-annual reports upon request to the Fund at One Citicorp Center, 153 E. 53rd Street, New York, New York 10022, attention: Investor Relations, telephone (1-800-293-1232). These requests will be honored within three business days of receipt.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for Director, FOR the ratification of Coopers & Lybrand L.L.P. as independent public accountants and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of shares voted while Proposal 2 requires the affirmative vote of a majority of the shares voted. Abstentions will be counted as present but not voting with respect to those proposals from which a stockholder abstains. Broker non-votes will be counted in favor of Proposals 1 and 2.

    The Fund has one class of shares of capital stock, par value $.001 per share (the "Shares"). On the record date, December 1, 1995, there were 5,012,294.63
Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:

    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy to be received on or before 10:00 a.m. on January 16, 1996.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund, Messrs. Jonathan Lubell and Steven Rappaport, to serve until the 1998 Annual Meeting of the Fund, each to hold office for a term not to exceed three years, as set forth below, and until his successor is elected and qualified. In order to be elected pursuant to Proposal 1, the nominees will need the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

    The Board is divided into three classes. Each year the term of office of one class will expire and the successor or successors elected to such class will serve for a three-year term. The classes of directors are as indicated below:

             Class I Directors:                             Class II Directors:
               Zeev Holtzman*                                 Jonathan Lubell
              George W. Landau                               Steven Rappaport
                Daniel Sigg*

                                    Class III Directors:
                                      Emilio Bassini*
                                      Peter A. Gordon

    Each of the nominees currently serves as a director of the Fund and has been a member of the Board of the Fund since the Fund commenced operations in October 1992. Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Messrs. Bassini and Sigg are interested persons of the Fund by virtue of their positions as directors and officers of BEA. Mr. Holtzman is an interested person of the Fund by virtue of his position as Chairman and Chief Executive Officer of Giza Ltd., a sub-adviser to the Fund.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund and the officers and directors of the Fund as a group. Except as noted to the contrary, each of the nominees and the directors and officers of the Fund as a group has sole voting and investment power with respect to the Shares shown. Each nominee for director of the Fund, and the officers and directors of the Fund as a group, owns less than one percent of the outstanding Shares of the Fund.

                              SHARES                                                                 MEMBERSHIP ON BOARDS
                           BENEFICIALLY                                       LENGTH OF SERVICE AS    OF OTHER REGISTERED
                             OWNED ON      CURRENT PRINCIPAL OCCUPATION AND   DIRECTOR AND TIME OF   INVESTMENT COMPANIES
                           SEPTEMBER 30,    PRINCIPAL EMPLOYMENT DURING THE    MEMBERSHIP ON BOARD     AND PUBLICLY HELD
NAME (AGE)                     1995                 PAST FIVE YEARS                OF THE FUND             COMPANIES
------------------------  ---------------  ---------------------------------  ---------------------  ---------------------
Emilio Bassini (45)*....         7,400     Member of the Executive            Since inception;       Director   of   seven
 153 E. 53rd Street                        Committee, Chief Financial         current  term ends at  other BEA-advised
 New York, NY 10022                        Officer and Executive Director of  the 1997 annual        investment companies.
                                           BEA (formerly  Basic  Appraisals,  meeting.
                                           Inc.  and  BEA  Associates  Inc.)
                                           (1984-present).

Peter A. Gordon (53)....             0     General Partner of Ethos  Capital  Since  1994;  current  Director of TCS Fund,
 152 W. 57th Street                        Management; Managing Director  of  term ends at the 1997  Director of the Mills
 New York, NY 10019                        Salomon Brothers Inc.              annual meeting.        Corporation; Director
                                           (1982-1992).                                              of five other
                                                                                                     BEA-advised   invest-
                                                                                                     ment companies.

Zeev Holtzman (54)*.....             0     Chairman  and   Chief   Executive  Since  1995;  current
 2 Kaufman Street                          Officer  of  Giza  Ltd.  (Israeli  term ends at the 1998
 Tel Aviv, Israel 61500                    sub-advisor  to the Fund) (Before  annual meeting.
                                           1988 to present).

George W. Landau (75)...             0     Chairman of  the  Latin  American  Since  1995;  current  Director of six other
 2 Grove Isle Drive                        Advisory Board  of the  Coca-Cola  term ends at the 1998  BEA-advised
 #1609                                     Corporation and Senior Advisor of  annual meeting.        investment companies;
 Coconut Grove, FL 33133                   Coca-Cola International                                   Director  of Emigrant
                                           (1988-present); President of  the                         Savings Bank;
                                           Americas  Society and  Council of                         Director of GAM
                                           the Americas (7/85-10/93); United                         Funds, Inc.
                                           States  Ambassador  to  Venezuela
                                           (1982-1985); United States
                                           Ambassador  to  Chile (1977-1982)
                                           and United  States Ambassador  to
                                           Paraguay (1972-1977).

Jonathan W. Lubell                   0     Partner   in  the   law  firm  of  Since inception;       Director of one other
 (65)...................                   Morrison Cohen Singer & Weinstein  current term ends  at  BEA-advised
 750 Lexington Ave.                        from February 1989.                the 1996 annual        investment company.
 New York, NY 10022                                                           meeting.

                              SHARES                                                                 MEMBERSHIP ON BOARDS
                           BENEFICIALLY                                       LENGTH OF SERVICE AS    OF OTHER REGISTERED
                             OWNED ON      CURRENT PRINCIPAL OCCUPATION AND   DIRECTOR AND TIME OF   INVESTMENT COMPANIES
                           SEPTEMBER 30,    PRINCIPAL EMPLOYMENT DURING THE    MEMBERSHIP ON BOARD     AND PUBLICLY HELD
NAME (AGE)                     1995                 PAST FIVE YEARS                OF THE FUND             COMPANIES
------------------------  ---------------  ---------------------------------  ---------------------  ---------------------
Steven N. Rappaport              2,000     Executive   Vice   President   of  Since inception;
 (46)...................                   Loanet, Inc. since 1994.           current term ends  at
 153 E. 53rd Street                        Director, President, North         the 1996 annual
 New York, NY 10022                        American  Operations,  and former  meeting.
                                           Executive Vice President
                                           (1/92-12/93) of Worldwide
                                           Operations  of   Metallurg   Inc.
                                           (metal  alloy company). Director,
                                           Telerate, Inc.  from  1985  until
                                           1991. Partner, in the law firm of
                                           Hartman & Craven until 1987.

Daniel Sigg (39)*.......             0     Member of the Executive Committee  Since  1995;  current  Director   of   eight
 153 E. 53rd Street                        and  Executive  Director  of  BEA  term ends at the 1998  other BEA-advised
 New York, NY 10022                        (1990-present); Head of            annual meeting.        investment companies.
                                           International  Equity  Sales  and
                                           Trading    at    Swiss   American
                                           Securities (1987-1990).

All directors and
 officers
 (10 persons, including
 the foregoing) as a
 group..................        10,475                    --                           --                     --

    During the fiscal year ended September 30, 1995, each director who is not a director, officer, partner, co-partner or employee of BEA, the Administrator, or any affiliate thereof, was entitled to receive an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The aggregate remuneration accrued to directors by the Fund during fiscal 1995 was $26,500, all of which has already been paid. During the fiscal period ended September 30, 1995, the Board convened six times. Each director except Messrs. Holtzman, Sigg and Lubell attended at least seventy-five percent of the aggregate number of meetings of the Board. Each director except Messrs. Gordon and Lubell attended at least seventy-five percent of the aggregate number of meetings of any committee on which he served. Messrs. Landau and Rappaport have attended at least seventy-five percent of the aggregate number of meetings of the Board since their election to the Board.

    Messrs. Rappaport, Gordon, Landau and Lubell constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. There is also a Pricing Committee composed of Messrs. Gordon, Landau and Bassini that reviews prices of illiquid or restricted securities. The Board performs the functions of a nominating committee. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, during fiscal 1995, all filing requirements applicable to such persons were complied with.

    The following table shows certain information about the officers of the Fund other than Messrs. Bassini and Sigg, who are described above. Mr. Bassini has been Chairman of the Board, President and Chief Investment Officer of the Fund, Mr. Pignataro has been Chief Financial Officer and Secretary of the Fund and Ms. Manney has been Vice President and Treasurer of the Fund since the Fund commenced operations in October, 1992. Mr. Sigg and Mr. Stamler have each been Senior Vice Presidents of the Fund since April, 1993 and July, 1993, respectively. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by BEA. The Fund has no bonus, profit sharing, pension or retirement plans.

                                         SHARES BENEFICIALLY
                                         OWNED ON SEPTEMBER    POSITION WITH     CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
NAME                            AGE           30, 1995             FUND            EMPLOYMENT DURING THE PAST FIVE YEARS
--------------------------      ---      -------------------  ---------------  ----------------------------------------------
Paul P. Stamler...........          35                0       Senior Vice      Vice President of BEA (6/93-present); self-em-
 153 E. 53rd Street                                           President        ployed   as  a   certified  public  accountant
 New York, NY 10022                                                            (4/92-5/93); Vice President  of Bear,  Stearns
                                                                               Co. Inc. (6/88-3/92).

Michael A. Pignataro......          36                0       Chief Financial  Assistant Vice President and Chief Administra-
 153 E. 53rd Street                                           Officer and      tive  Officer for Investment  Companies of BEA
 New York, NY 10022                                           Secretary        (formerly Basic Appraisals, Inc. and BEA Asso-
                                                                               ciates, Inc.) (9/89-present).

Rachel D. Manney..........          28               75       Vice President   Assistant Vice  President  and  Administrative
 153 E. 53rd Street                                           and Treasurer    Officer   for  Investment   Companies  of  BEA
 New York, NY 10022                                                            (4/92-present); Senior Associate at Coopers  &
                                                                               Lybrand (certified public accountant)
                                                                               (1989-1992).

                                          COMPENSATION TABLE
------------------------------------------------------------------------------------------------------
                                           (3)
                                        PENSION OR       (4)             (5)
                                        RETIREMENT    ESTIMATED         TOTAL         TOTAL NUMBER OF
                            (2)          BENEFITS       ANNUAL    COMPENSATION FROM   BOARDS OF BEA-
                         AGGREGATE      ACCRUED AS     BENEFITS     FUND AND FUND         ADVISED
         (1)           COMPENSATION    PART OF FUND      UPON      COMPLEX PAID TO      INVESTMENT
NAME OF DIRECTOR         FROM FUND       EXPENSES     RETIREMENT      DIRECTORS      COMPANIES SERVED
------------------------------------------------------------------------------------------------------
Emilio Bassini.......            0         N/A           N/A                  0                  8
Peter Gordon.........    $   7,000         N/A           N/A          $  42,000                  6
Zeev Holtzman........            0         N/A           N/A                  0                  1
George Landau........    $   7,000         N/A           N/A          $  49,000                  7
Jonathan Lubell......    $   5,500         N/A           N/A          $  11,000                  2
Steven Rappaport.....    $   7,000         N/A           N/A          $   7,000                  1
Daniel Sigg..........            0         N/A           N/A                  0                  9

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

    PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the present fiscal year ending September 30, 1996. This proposal will require for approval the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. At a meeting held on November 16, 1995, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending September 30, 1996. Coopers & Lybrand L.L.P. has been the Fund's independent public accountant since the Fund commenced operations in October 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. will not be present at the Meeting but will be available by telephone and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

    PROPOSAL 3: OTHER MATTERS WHICH MAY COME BEFORE THE MEETING; SHAREHOLDER
                                   PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 1997 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than October 1, 1996.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT BEA AND THE ADMINISTRATOR

    BEA, the investment adviser to the Fund, is a New York general partnership organized in 1990 that is registered as an investment adviser under the Investment Advisers Act of 1940. The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The principal executive office of Bear Stearns Funds Management Inc., administrator to the Fund, is 245 Park Avenue, 15th Floor, New York, New York 10167.

BENEFICIAL OWNERS

    There are no persons who may be deemed beneficial owners of 5% or more of the Shares because they possessed or shared voting or investment power with respect to the Shares.

SOLICITATION EXPENSES

    The Board has retained MacKenzie for proxy solicitation services, for which it will be paid a fee of approximately $3,000 and will be reimbursed for its reasonable expenses. MacKenzie will solicit proxies from individuals, brokers, bank nominees and other institutional holders. MacKenzie's solicitation efforts may be made by telephone, telegram and in person. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's Shares, (c) payment of MacKenzie for its services and (d) supplementary solicitations to submit proxies, will be borne by the Fund.

                                                     THE FIRST ISRAEL FUND, INC.

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                 BOARD OF DIRECTORS

                                        The  undersigned hereby  appoints Emilio
                                    Bassini and Michael A. Pignataro as Proxies,
                                    each  with   the   power  to   appoint   his
                                       substitute, and hereby authorizes them
                          THE FIRST ISRAEL FUND, INC.
                                    to  represent  and  to  vote,  as designated
                                      below, all shares of the above fund (the
                                     PROXY
                                    "Fund") that the undersigned is entitled  to
                                    vote  at the annual  meeting of shareholders
                                    on January 16, 1996, and at any  adjournment
                                    thereof.
--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                               "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

        PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS DIRECTOR:            FOR nominees listed       WITHHOLD AUTHORITY
                Class II: JONATHAN LUBELL, STEVEN RAPPAPORT                   (except as marked to    to vote for the nominees
                                                                               the contrary below)
                                                                                       / /                      / /

(Instruction: To withhold authority to vote for an individual, write the individual's name on the line below.)

--------------------------------------------------------------------------------

PROPOSAL 2--TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT                       FOR      AGAINST    ABSTAIN
PUBLIC ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1996:                        / /        / /        / /
PROPOSAL 3--TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING
OR ANY ADJOURNMENTS THEREOF.

                  (CONTINUED--SIGNATURE REQUIRED ON NEXT PAGE)

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such.  If
                                             a  corporation, please sign in full
                                             corporate  name  by  president   or
                                             other   authorized  officer.  If  a
                                             partnership,   please    sign    in
                                             partnership   name   by  authorized
                                             person.
                                             Dated: ____________________________
                                             _________________  ________________
                                             Signature                   Print
                                             Name
                                             _________________  ________________
                                             Signature if held jointly   Print
                                             Name